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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) November 1, 2002
                                                         ----------------


                               Jarden Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                      0-21052                   35-1828377
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
       of incorporation)                                    Identification No.)

555 Theodore Fremd Avenue, Rye, New York                                  10580
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(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------

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         (Former name or former address, if changed since last report.)


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Item 5.           Other Events
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         On November 1, 2002, we issued a press release announcing that Martin
E. Franklin, our Chairman and Chief Executive Officer, and Ian G.H. Ashken, our Vice Chairman and Chief Financial Officer, adopted stock trading plans in accordance with guidelines specified by the Securities and Exchange Commission's Rule 10b5-1 under the Securities Exchange Act of 1934. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

(c)      Exhibits.

         The following exhibit is filed as part of this report:

         99.1     Press Release of the Registrant, dated November 1, 2002.*


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                  * Filed herewith.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 1, 2002

                               JARDEN CORPORATION


                            By: /s/ Desiree DeStefano
                                ---------------------
                                Name:    Desiree DeStefano
                                Title:   Vice President